Delaware Group Tax-Free Intermediate Fund- Class B
Total Return Performance
Cumulative Total Return (With CDSC)
THREE YEARS Ended 8/31/97
--------------------------------------------------------------------------------

Initial Investment                                                    $1,000.00
Beginning NAV                                                            $10.32
Initial Shares                                                           96.899


   Fiscal        Beginning           Dividends           Reinvested          Cumulative
    Year            Shares          for Period               Shares              Shares

-----------------------------------------------------------------------------------------
    1995          96.899                $0.460                 4.475             101.374
-----------------------------------------------------------------------------------------
    1996         101.374                $0.463                 4.601             105.975
-----------------------------------------------------------------------------------------
    1997         105.975                $0.436                 4.514             110.489
-----------------------------------------------------------------------------------------

Ending Shares                                                            110.489
Ending NAV                                                        x       $10.46
                                                                    ------------
                                                                       $1,155.71
Less CDSC                                                                 $10.00
                                                                    ------------
Investment Return                                                      $1,145.71




Total Return Performance
------------------------
Investment Return                                                      $1,145.71
Less Initial Investment                                                $1,000.00
                                                                    ------------
                                                                         $145.71 / $1,000.00 x 100



Total Return:                                                             14.57%

Delaware Group Tax-Free Intermediate Fund- Class B
Total Return Performance
Average Annual Compounded Rate of Return (With CDSC)
THREE YEARS Ended 8/31/97
--------------------------------------------------------------------------------



                           n
                    P(1 + T) = ERV

     THREE
     YEARS
-----------------

                        3
            $1000(1 + T) = $1,145.71


 T =         4.64%

Delaware Group Tax-Free Intermediate Fund- Class B
Total Return Performance
Cumulative Total Return (Without CDSC)
THREE YEARS Ended 8/31/97
--------------------------------------------------------------------------------

Initial Investment                                                     $1,000.00
Beginning NAV                                                             $10.32
Initial Shares                                                            96.899


  Fiscal          Beginning           Dividends            Reinvested         Cumulative
   Year             Shares           for Period              Shares               Shares

-------------------------------------------------------------------------------------------
   1995             96.899                $0.460                 4.475             101.374
-------------------------------------------------------------------------------------------
   1996            101.374                $0.463                 4.601             105.975
-------------------------------------------------------------------------------------------
   1997            105.975                $0.436                 4.514             110.489
-------------------------------------------------------------------------------------------

Ending Shares                                                            110.489
Ending NAV                                                           x    $10.46
                                                                      ----------
Investment Return                                                      $1,155.71



Total Return Performance
------------------------
Investment Return                                                      $1,155.71
Less Initial Investment                                                $1,000.00
                                                                      ----------
                                                                         $155.71 / $1,000.00 x 100



Total Return:                                                              15.57%

Delaware Group Tax-Free Intermediate Fund- Class B
Total Return Performance
Average Annual Compounded Rate of Return (Without CDSC)
THREE YEARS Ended 8/31/97
--------------------------------------------------------------------------------



                          n
                   P(1 + T) = ERV

     THREE
     YEARS
-------------------
                       3
           $1000(1 + T) = $1,155.71


T =         4.94%

Delaware Group Tax-Free Intermediate Fund- Class C
Total Return Performance
Average Annual Compounded Rate of Return (With CDSC)
ONE YEAR Ended 8/31/97
--------------------------------------------------------------------------------



                      n
                P(1 + T) = ERV

     ONE
     YEAR
---------------
                    1
        $1000(1 + T) = $1,046.74


T =      4.67%

Delaware Group Tax-Free Intermediate Fund- Class C
Total Return Performance
Cumulative Total Return (With CDSC)
ONE YEAR Ended 8/31/97
--------------------------------------------------------------------------------

Initial Investment                                                     $1,000.00
Beginning NAV                                                             $10.32
Initial Shares                                                            96.899


   Fiscal        Beginning           Dividends               Reinvested           Cumulative
    Year            Shares           for Period                 Shares                  Shares

--------------------------------------------------------------------------------------------------
    1997             96.899                $0.436                 4.128                   101.027
--------------------------------------------------------------------------------------------------

Ending Shares                                                            101.027
Ending NAV                                                          x     $10.46
                                                                   -------------
                                                                       $1,056.74
Less CDSC                                                                 $10.00
                                                                   -------------
Investment Return                                                      $1,046.74




Total Return Performance
------------------------
Investment Return                                                      $1,046.74
Less Initial Investment                                                $1,000.00
                                                                    ------------
                                                                          $46.74 / $1,000.00 x 100



Total Return:                                                               4.67%

Delaware Group Tax-Free Intermediate Fund- Class C
Total Return Performance
Cumulative Total Return (Without CDSC)
ONE YEAR Ended 8/31/97
--------------------------------------------------------------------------------

Initial Investment                                                     $1,000.00
Beginning NAV                                                             $10.32
Initial Shares                                                            96.899


  Fiscal          Beginning           Dividends             Reinvested              Cumulative
    Year             Shares          for Period                 Shares                  Shares

---------------------------------------------------------------------------------------------------
    1997              96.899               $0.436                 4.128                   101.027
---------------------------------------------------------------------------------------------------

Ending Shares                                                            101.027
Ending NAV                                                        x       $10.46
                                                                     -----------
Investment Return                                                      $1,056.74



Total Return Performance
------------------------
Investment Return                                                      $1,056.74
Less Initial Investment                                                $1,000.00
                                                                     -----------
                                                                          $56.74 / $1,000.00 x 100



Total Return:                                                               5.67%

Delaware Group Tax-Free Intermediate Fund- Class C
Total Return Performance
Average Annual Compounded Rate of Return (Without CDSC)
ONE YEAR Ended 8/31/97
-----------------------------------------------------------------------------



                     n
               P(1 + T) = ERV

    THREE
    YEARS
------------------
                   1
       $1000(1 + T) = $1,056.74


T =     5.67%

Delaware Group Tax-Free
USA Fund B Class
Total Return Performance
Average Annual Compounded Rate of Return (With CDSC)
THREE YEARS Ended 8/31/97
-------------------------------------------------------------------------------



                    n
              P(1 + T) = ERV

     THREE
     YEARS
-----------------
                  3
      $1000(1 + T) = $1,115.50


T =    3.71%

Delaware Group Tax-Free Funds, Inc.-
USA Fund B Class
Total Return Performance
Cumulative Total Return (With CDSC)
THREE YEARS Ended 8/31/97
-------------------------------------------------------------------------------

Initial Investment                                                     $1,000.00
Beginning NAV                                                             $12.04
Initial Shares                                                            83.056


   Fiscal          Beginning            Dividends             Reinvested              Cumulative
    Year             Shares             for Period              Shares                      Shares

----------------------------------------------------------------------------------------------------
    1995                 83.056                $0.649                 4.662                 87.718
----------------------------------------------------------------------------------------------------
    1996                 87.718                $0.660                 4.961                 92.679
----------------------------------------------------------------------------------------------------
    1997                 92.679                $0.623                 5.073                 97.752
----------------------------------------------------------------------------------------------------

Ending Shares                                                             97.752
Ending NAV                                                          x     $11.71
                                                                      ----------
                                                                       $1,144.68
Less CDSC                                                                 $29.18
                                                                      ----------
Investment Return                                                      $1,115.50




Total Return Performance
------------------------
Investment Return                                                      $1,115.50
Less Initial Investment                                                $1,000.00
                                                                      ----------
                                                                         $115.50 / $1,000.00 x 100



Total Return:                                                              11.55%

Delaware Group Tax-Free Funds, Inc.-
USA Fund B Class
Total Return Performance
Average Annual Compounded Rate of Return (Without CDSC)
THREE YEARS Ended 8/31/97
-------------------------------------------------------------------------------



                     n
               P(1 + T) = ERV

    THREE
    YEARS
------------
                   3
       $1000(1 + T) = $1,144.68


T =     4.61%

Delaware Group Tax-Free Funds, Inc.-
USA Fund B Class
Total Return Performance
Cumulative Total Return (Without CDSC)
THREE YEARS Ended 8/31/97
--------------------------------------------------------------------------------

Initial Investment                                                     $1,000.00
Beginning NAV                                                             $12.04
Initial Shares                                                            83.056


  Fiscal        Beginning           Dividends             Reinvested              Cumulative
   Year            Shares           for Period               Shares                     Shares

--------------------------------------------------------------------------------------------------
   1995              83.056                $0.649                 4.662                87.718
--------------------------------------------------------------------------------------------------
   1996              87.718                $0.660                 4.979                92.697
--------------------------------------------------------------------------------------------------
   1997              92.697                $0.623                 5.055                97.752
--------------------------------------------------------------------------------------------------

Ending Shares                                                             97.752
Ending NAV                                                           x    $11.71
                                                                      ----------
Investment Return                                                      $1,144.68



Total Return Performance
------------------------
Investment Return                                                      $1,144.68
Less Initial Investment                                                $1,000.00
                                                                      ----------
                                                                         $144.68 / $1,000.00 x 100



Total Return:                                                              14.47%

Delaware Group Tax Free Funds, Inc.
USA Fund- Class C
Total Return Performance
Average Annual Compounded Rate of Return (Without CDSC)
ONE YEAR Ended 8/31/97
----------------------------------------------------------------------------



                         n
                   P(1 + T) = ERV

     ONE
     YEAR
------------
                       1
           $1000(1 + T) = $1,069.32


T =         6.93%

Delaware Group Tax Free Funds, Inc.
USA Fund- Class C
Total Return Performance
Cumulative Total Return (Without CDSC)
ONE YEAR Ended 8/31/97
-------------------------------------------------------------------------------

Initial Investment                                                     $1,000.00
Beginning NAV                                                             $11.55
Initial Shares                                                            86.580


   Fiscal          Beginning         Dividends             Reinvested             Cumulative
    Year             Shares          for Period              Shares                     Shares

-------------------------------------------------------------------------------------------------------
    1997               86.580              $0.623                 4.737                     91.317
-------------------------------------------------------------------------------------------------------

Ending Shares                                                             91.317
Ending NAV                                                          x     $11.71
                                                                     -----------
Investment Return                                                      $1,069.32



Total Return Performance
------------------------
Investment Return                                                      $1,069.32
Less Initial Investment                                                $1,000.00
                                                                     -----------
                                                                          $69.32 / $1,000.00 x 100



Total Return:                                                               6.93%

Delaware Group Tax Free Funds, Inc.
USA Fund- Class C
Total Return Performance
Average Annual Compounded Rate of Return (Without CDSC)
ONE YEAR Ended 8/31/97
----------------------------------------------------------------------------



                         n
                   P(1 + T) = ERV

     ONE
     YEAR
------------
                       1
           $1000(1 + T) = $1,059.32


T =         5.93%

Delaware Group Tax Free Funds, Inc.
USA Fund- Class C
Total Return Performance
Cumulative Total Return (With CDSC)
ONE YEAR Ended 8/31/97
-------------------------------------------------------------------------------

Initial Investment                                                     $1,000.00
Beginning NAV                                                             $11.55
Initial Shares                                                            86.580


    Fiscal          Beginning          Dividends             Reinvested             Cumulative
     Year              Shares          for Period              Shares                     Shares

-------------------------------------------------------------------------------------------------------
     1997               86.580                $0.623             4.737                     91.317
-------------------------------------------------------------------------------------------------------

Ending Shares                                                             91.317
Ending NAV                                                          x     $11.71
                                                                      ----------
                                                                       $1,069.32
Less CDSC                                                                 $10.00
                                                                      ----------
Investment Return                                                      $1,059.32




Total Return Performance
------------------------
Investment Return                                                      $1,059.32
Less Initial Investment                                                $1,000.00
                                                                      ----------
                                                                          $59.32 / $1,000.00 x 100



Total Return:                                                               5.93%

Delaware Group Tax Free Funds, Inc.
USA Fund- Class C
Total Return Performance
Cumulative Total Return (With CDSC)
NINE MONTHS Ended 8/31/97
--------------------------------------------------------------------------------

Initial Investment                                                     $1,000.00
Beginning NAV                                                             $11.77
Initial Shares                                                            84.962


   Fiscal       Beginning           Dividends             Reinvested             Cumulative
    Year           Shares          for Period                 Shares                    Shares

-------------------------------------------------------------------------------------------------------
    1997              84.962              $0.424                3.149                     88.111
-------------------------------------------------------------------------------------------------------

Ending Shares                                                             88.111
Ending NAV                                                         x      $11.71
                                                                     -----------
                                                                       $1,031.78
Less CDSC                                                                 $10.00
                                                                     -----------
Investment Return                                                      $1,021.78




Total Return Performance
------------------------
Investment Return                                                      $1,021.78
Less Initial Investment                                                $1,000.00
                                                                     -----------
                                                                          $21.78 / $1,000.00 x 100



Total Return:                                                               2.18%

Delaware Group Tax Free Funds, Inc.
USA Fund- Class C
Total Return Performance
Cumulative Total Return (Without CDSC)
NINE MONTHS Ended 8/31/97
--------------------------------------------------------------------------------

Initial Investment                                                     $1,000.00
Beginning NAV                                                             $11.77
Initial Shares                                                            84.962


   Fiscal         Beginning        Dividends             Reinvested             Cumulative
    Year             Shares        for Period               Shares                    Shares

-------------------------------------------------------------------------------------------------------
    1997              84.962              $0.424                 3.149                   88.111
-------------------------------------------------------------------------------------------------------

Ending Shares                                                             88.111
Ending NAV                                                         x      $11.71
                                                                     -----------
Investment Return                                                      $1,031.78



Total Return Performance
------------------------
Investment Return                                                      $1,031.78
Less Initial Investment                                                $1,000.00
                                                                     -----------
                                                                          $31.78 / $1,000.00 x 100



Total Return:                                                               3.18%

Delaware Group Tax-Free Funds, Inc.-
USA Insured Fund B Class
Total Return Performance
Average Annual Compounded Rate of Return (Without CDSC)
THREE YEARS Ended 8/31/97
-------------------------------------------------------------------------------



                         n
                   P(1 + T) = ERV

    THREE
    YEARS
------------
                       3
           $1000(1 + T) = $1,135.20


T =         4.32%

Delaware Group Tax-Free Funds, Inc.-
USA Insured Fund B Class
Total Return Performance
Cumulative Total Return (With CDSC)
THREE YEARS Ended 8/31/97
--------------------------------------------------------------------------------

Initial Investment                                                     $1,000.00
Beginning NAV                                                             $11.02
Initial Shares                                                            90.744


  Fiscal          Beginning           Dividends             Reinvested              Cumulative
   Year              Shares           for Period              Shares                      Shares

--------------------------------------------------------------------------------------------------------
   1995               90.744                $0.550                 4.703                95.447
--------------------------------------------------------------------------------------------------------
   1996               95.447                $0.529                 4.631               100.078
--------------------------------------------------------------------------------------------------------
   1997              100.078                $0.576                 5.370               105.448
--------------------------------------------------------------------------------------------------------

Ending Shares                                                            105.448
Ending NAV                                                         x      $11.05
                                                                     -----------
                                                                       $1,165.20
Less CDSC                                                                 $30.00
                                                                     -----------
Investment Return                                                      $1,135.20




Total Return Performance
------------------------
Investment Return                                                      $1,135.20
Less Initial Investment                                                $1,000.00
                                                                     -----------
                                                                         $135.20 / $1,000.00 x 100



Total Return:                                                              13.52%

Delaware Group Tax-Free Funds, Inc.-
USA Insured Fund B Class
Total Return Performance
Average Annual Compounded Rate of Return (Without CDSC)
THREE YEARS Ended 8/31/97
-------------------------------------------------------------------------------



                         n
                   P(1 + T) = ERV

    THREE
    YEARS
------------
                       3
           $1000(1 + T) = $1,165.20


T =         5.23%

Delaware Group Tax-Free Funds, Inc.-
USA Insured Fund B Class
Total Return Performance
Cumulative Total Return (Without CDSC)
THREE YEARS Ended 8/31/97
--------------------------------------------------------------------------------

Initial Investment                                                     $1,000.00
Beginning NAV                                                            $ 11.02
Initial Shares                                                            90.744


  Fiscal          Beginning         Dividends             Reinvested          Cumulative
   Year             Shares          for Period               Shares                 Shares

--------------------------------------------------------------------------------------------
   1995              90.744                $0.550                 4.703             95.447
--------------------------------------------------------------------------------------------
   1996              95.447                $0.529                 4.631            100.078
--------------------------------------------------------------------------------------------
   1997             100.078                $0.576                 5.370            105.448
--------------------------------------------------------------------------------------------

Ending Shares                                                            105.448
Ending NAV                                                        x       $11.05
                                                                     -----------
Investment Return                                                      $1,165.20



Total Return Performance
------------------------
Investment Return                                                      $1,165.20
Less Initial Investment                                                $1,000.00
                                                                     -----------
                                                                         $165.20 / $1,000.00 x 100



Total Return:                                                              16.52%

Delaware Group Tax Free Funds, Inc.
USA Insured Fund- Class C
Total Return Performance
Average Annual Compounded Rate of Return (Without CDSC)
ONE YEAR Ended 8/31/97
----------------------------------------------------------------------------



                         n
                   P(1 + T) = ERV

     ONE
     YEAR
------------
                       1
           $1000(1 + T) = $1,062.09


T =         6.21%

Delaware Group Tax Free Funds, Inc.
USA Insured Fund- Class C
Total Return Performance
Cumulative Total Return (With CDSC)
ONE YEAR Ended 8/31/97
--------------------------------------------------------------------------------

Initial Investment                                                     $1,000.00
Beginning NAV                                                             $10.86
Initial Shares                                                            92.081


    Fiscal          Beginning           Dividends             Reinvested             Cumulative
     Year             Shares           for Period                 Shares                   Shares

-------------------------------------------------------------------------------------------------------
     1997                92.081                $0.576                 4.941                     97.022
-------------------------------------------------------------------------------------------------------

Ending Shares                                                             97.022
Ending NAV                                                          x     $11.05
                                                                     -----------
                                                                       $1,072.09
Less CDSC                                                                 $10.00
                                                                     -----------
Investment Return                                                      $1,062.09




Total Return Performance
------------------------
Investment Return                                                      $1,062.09
Less Initial Investment                                                $1,000.00
                                                                     -----------
                                                                          $62.09 / $1,000.00 x 100



Total Return:                                                               6.21%

Delaware Group Tax Free Funds, Inc.
USA Insured Fund- Class C
Total Return Performance
Average Annual Compounded Rate of Return (Without CDSC)
ONE YEAR Ended 8/31/97
----------------------------------------------------------------------------



                         n
                   P(1 + T) = ERV

     ONE
     YEAR
------------
                       1
           $1000(1 + T) = $1,072.09


T =         7.21%

Delaware Group Tax Free Funds, Inc.
USA Insured Fund- Class C
Total Return Performance
Cumulative Total Return (Without CDSC)
ONE YEAR Ended 8/31/97
--------------------------------------------------------------------------------

Initial Investment                                                     $1,000.00
Beginning NAV                                                             $10.86
Initial Shares                                                            92.081


    Fiscal          Beginning           Dividends             Reinvested             Cumulative
     Year             Shares           for Period                 Shares                 Shares

-------------------------------------------------------------------------------------------------------
     1997              92.081                $0.576                 4.941                     97.022
-------------------------------------------------------------------------------------------------------

Ending Shares                                                             97.022
Ending NAV                                                        x       $11.05
                                                                     -----------
Investment Return                                                      $1,072.09



Total Return Performance
------------------------
Investment Return                                                      $1,072.09
Less Initial Investment                                                $1,000.00
                                                                     -----------
                                                                          $72.09 / $1,000.00 x 100



Total Return:                                                               7.21%